UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2006

PIONEER DRILLING COMPANY

(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1250 N.E. Loop 410, Suite 1000
San Antonio, Texas		78209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (210) 828-7689

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                                   Entry into a Material Definitive Agreement.

On February 7, 2006, Pioneer Drilling Company, a Texas corporation (the “Company”), and Chesapeake Energy Corporation, an Oklahoma corporation (“Chesapeake”), entered into an underwriting agreement (the “Underwriting Agreement”) with Lehman Brothers Inc. in connection with an underwritten public offering (the “Offering”) of an aggregate of 10,701,905 shares (the “Shares”) of common stock, par value $0.10 per share, of the Company, including 3,000,000 shares of Common Stock offered by the Company and 7,701,905 shares of Common Stock offered by Chesapeake.  The Offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement (File No. 333-131616) which the Company filed with the Securities and Exchange Commission on February 7, 2006, and which became effective upon filing pursuant to Rule 462(e) under the Securities Act.  The closing of the Offering is expected to occur on February 10, 2006.

The Company expects its net proceeds from the Offering to be approximately $62 million, after deducting underwriting discounts and commissions but before the expenses of the offering.  The Company intends to use those net proceeds for general corporate purposes, including funding of working capital requirements and capital expenditures.  Those capital expenditures may include expenditures to build or acquire additional rigs and to maintain and upgrade the Company’s existing rig fleet.  The Company will not receive any of the proceeds from the sale of shares of its Common Stock by Chesapeake.

On February 7, 2006, the Company issued a press release announcing the Offering.  This press release is filed as an exhibit to this Current Report on Form 8-K.

Neither this Current Report on Form 8-K, nor the press release included as an exhibit hereto, constitutes an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  The Offering is being made only by means of a prospectus and related prospectus supplement.

Item 9.01                                             Financial Statements and Exhibits

(c)                                  Exhibits

1.1                                 Underwriting Agreement dated as of February 7, 2006, by and among Pioneer Drilling Company, Chesapeake Energy Corporation and Lehman Brothers Inc.

99.1                           Press release dated February 7, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY

	By:	/s/ William D. Hibbetts
William D. Hibbetts
Senior Vice President and Chief Financial
Officer

Date: February 7, 2006

EXHIBIT INDEX

No.	Description

1.1	Underwriting Agreement dated as of February 7, 2006, by and among Pioneer Drilling Company, Chesapeake Energy Corporation and Lehman Brothers Inc.

99.1	Press release dated February 7, 2006